EXHIBIT 99.2

WebMD CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Revenue	$281,881	$233,418	$553,095	$454,949
Costs and expenses:
Cost of operations	163,961	135,441	326,603	261,286
Development and engineering	12,991	10,403	24,087	21,320
Sales, marketing, general and administrative	83,298	69,359	160,292	137,467
Depreciation, amortization and other	13,148	14,944	25,733	41,864
Legal expense	2,215	—	4,252	—
Interest income	4,511	4,985	9,994	10,033
Interest expense	4,838	2,926	9,586	5,741
Other income, net	447	1,118	484	1,301

Income (loss) from continuing operations before income tax provision	6,388	6,448	13,020	(1,395)
Income tax provision	613	1,001	1,544	1,988

Income (loss) from continuing operations	5,775	5,447	11,476	(3,383)
Loss from discontinued operations, net of income taxes	—	(31,717)	—	(30,245)

Net income (loss)	$5,775	$(26,270)	$11,476	$(33,628)

Basic income (loss) per common share:
Income (loss) from continuing operations	$0.02	$0.02	$0.04	$(0.01)
Loss from discontinued operations	—	(0.11)	—	(0.10)

Net income (loss)	$0.02	$(0.09)	$0.04	$(0.11)

Diluted income (loss) per common share:
Income (loss) from continuing operations	$0.02	$0.02	$0.03	$(0.01)
Loss from discontinued operations	—	(0.10)	—	(0.10)

Net income (loss)	$0.02	$(0.08)	$0.03	$(0.11)

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	312,281	304,001	310,886	303,447

Diluted	337,763	325,796	332,582	303,447

WebMD CORPORATION
CONSOLIDATED SEGMENT INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2004	2003	2004	2003
Revenues
Transaction services	$166,037	$118,021	$329,816	$233,514
Physician services	71,773	76,797	142,779	148,808
Portal services	31,852	26,538	58,161	48,718
Plastic technologies (a)	20,737	18,596	39,158	35,922
Inter-segment eliminations	(8,518)	(6,534)	(16,819)	(12,013)

	$281,881	$233,418	$553,095	$454,949

Income (loss) before taxes, non-cash and other items
Transaction services	$28,914	$22,342	$58,764	$46,393
Physician services	1,771	6,359	3,122	12,656
Portal services	7,626	6,192	12,168	10,210
Plastic technologies (a)	6,275	5,507	11,317	10,167
Corporate	(14,228)	(12,381)	(27,533)	(24,843)
Interest income	4,511	4,985	9,994	10,033
Interest expense	(4,838)	(2,926)	(9,586)	(5,741)

	$30,031	$30,078	$58,246	$58,875

Basic income per common share before taxes, non-cash and other items (b)	$0.10	$0.10	$0.19	$0.19

Diluted income per common share before taxes, non-cash and other items (b)	$0.09	$0.09	$0.18	$0.19

Taxes, non-cash and other items (c)
Depreciation, amortization and other	$(13,148)	$(14,944)	$(25,733)	$(41,864)
Amortization of prepaid content and services (included in cost of operations)	(346)	(827)	(601)	(827)
Amortization of prepaid content and services (included in sales, marketing, general and administrative)	(5,645)	(5,176)	(10,683)	(11,322)
Non-cash stock compensation (included in sales, marketing, general and administrative)	(2,736)	(3,801)	(4,441)	(7,558)
Legal expense	(2,215)	—	(4,252)
Income tax provision	(613)	(1,001)	(1,544)	(1,988)
Other income, net	447	1,118	484	1,301

Income (loss) from continuing operations	5,775	5,447	11,476	(3,383)
Loss from discontinued operations, net of income taxes	—	(31,717)	—	(30,245)

Net income (loss)	$5,775	$(26,270)	$11,476	$(33,628)

Basic income (loss) per common share:
Income (loss) from continuing operations	$0.02	$0.02	$0.04	$(0.01)
Loss from discontinued operations	—	(0.11)	—	(0.10)

Net income (loss)	$0.02	$(0.09)	$0.04	$(0.11)

Diluted income (loss) per common share:
Income (loss) from continuing operations	$0.02	$0.02	$0.03	$(0.01)
Loss from discontinued operations	—	(0.10)	—	(0.10)

Net income (loss)	$0.02	$(0.08)	$0.03	$(0.11)

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	312,281	304,001	310,886	303,447

Diluted	337,763	325,796	332,582	303,447

(a)	Effective August 1, 2003, the Company completed the sale of two operating units of its Plastic Technologies segment, Porex Bio Products, Inc. and Porex Medical Products, Inc., in two separate transactions. Beginning in the quarter ended September 30, 2003, the Company’s consolidated financial statements reflect these operating units as discontinued operations for all prior periods. The above segment information reflects these operating units as discontinued operations for the prior periods.

(b)	Basic and diluted income per common share before taxes, non-cash and other items is based on the weighted-average shares outstanding used in computing basic and diluted income (loss) per common share.

(c)	Reconciliation of income before taxes, non-cash and other items to income (loss) from continuing operations.

WebMD CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2004	2003
	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$206,611	$63,298
Short-term investments	606	207,383
Accounts receivable, net	187,149	181,173
Inventory	12,022	12,158
Current portion of prepaid content and distribution services	16,114	18,116
Other current assets	24,934	25,973

Total current assets	447,436	508,101

Marketable debt securities	592,105	451,290
Marketable equity securities	3,206	4,744
Property and equipment, net	75,128	77,278
Prepaid content and distribution services	22,667	31,992
Goodwill	891,406	844,448
Intangible assets, net	185,175	184,130
Other assets	37,221	33,323

	$2,254,344	$2,135,306

Liabilities and Stockholders’ Equity
Accounts payable	$9,767	$10,390
Accrued expenses	190,716	208,430
Deferred revenue	101,516	86,708

Total current liabilities	301,999	305,528

Convertible subordinated notes	649,999	649,999
Other long-term liabilities	1,078	1,182
Convertible redeemable exchangeable preferred stock	98,181	—
Stockholders’ equity	1,203,087	1,178,597

	$2,254,344	$2,135,306

WebMD CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Six Months Ended
	June 30,
	2004	2003
Cash flows from operating activities:
Net income (loss)	$11,476	$(33,628)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss from discontinued operations	—	30,245
Depreciation, amortization and other	25,733	41,864
Amortization of debt issuance costs	1,498	774
Non-cash content and distribution services	11,284	12,149
Non-cash stock based compensation	4,441	7,558
Gain on investments	(363)	(183)
Gain on sale of property and equipment	(121)	—
Changes in operating assets and liabilities:
Accounts receivable	(3,389)	(5,743)
Inventory	136	(896)
Prepaid content and distribution services	79	(445)
Accounts payable	(900)	1,930
Accrued expenses	(19,179)	(26,283)
Deferred revenue	10,899	478
Other, net	(946)	4,946

Net cash provided by continuing operations	40,648	32,766
Net cash provided by discontinued operations	—	4,553

Net cash provided by operating activities	40,648	37,319
Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	329,163	2,631
Proceeds from maturities and redemptions of held-to-maturity securities	—	102,919
Purchases of available-for-sale securities	(274,600)	(6,730)
Purchases of held-to-maturity securities	—	(124,931)
Purchases of property and equipment	(12,047)	(8,861)
Proceeds received from sale of property and equipment	417	—
Cash paid in business combinations, net of cash acquired	(58,060)	(14,701)
Other changes in equity of discontinued operations	—	(4,596)

Net cash used in continuing operations	(15,127)	(54,269)
Net cash provided by discontinued operations	—	3,886

Net cash used in investing activities	(15,127)	(50,383)
Cash flows from financing activities:
Proceeds from issuance of common stock	25,011	28,578
Net proceeds from issuance of preferred shares	98,115	—
Payments of notes payable and other	(257)	(25)
Purchases of treasury shares	(4,877)	(18,125)
Net proceeds from issuance of convertible debt	—	290,500

Net cash provided by continuing operations	117,992	300,928
Net cash used in discontinued operations	—	(6,538)

Net cash provided by financing activities	117,992	294,390
Effect of exchange rates on cash	(200)	663

Net increase in cash and cash equivalents	143,313	281,989
Changes in cash attributable to discontinued operations	—	(1,901)
Cash and cash equivalents at beginning of period	63,298	175,596

Cash and cash equivalents at end of period	$206,611	$455,684